Exhibit 10.3

SEVENTH AMENDMENT TO THE

SECOND AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

BLUEROCK RESIDENTIAL HOLDINGS, L.P.

DESIGNATION OF ADDITIONAL SERIES B

REDEEMABLE PREFERRED UNITS

JULY 21, 2016

Pursuant to Section 4.02 and Article XI of the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P. (the “Partnership Agreement”), the General Partner hereby amends the Partnership Agreement as follows:

1.            Designation and Number. The number of authorized Series B Preferred Units shall be 225,000.

2.            Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
a Maryland corporation

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	Chief Operating Officer, Secretary and General Counsel

[Signature page for OP Amendment re: Additional Series B Preferred Units – July 2017]